UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(formerly, Aquila Three Peaks High Income Fund)

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/22

Date of reporting period: 12/31/22

FORM N-CSR/A

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2022

Maintaining a Careful Approach for Today’s Markets

February, 2023

Dear Fellow Shareholders,

The past year presented considerable challenges for investors in the equity and fixed income markets. For much of 2022, investors witnessed significant market turbulence, rising interest rates and uncertain economic conditions, driven in large part by surging inflationary pressures. And, while the Federal Reserve (the “Fed”) attempted to manage inflation and quell investors’ concerns, financial markets experienced prolonged volatility and disappointing performance in both stocks and bonds, including high-yield corporate bond issues. Market conditions also left some investors a bit rattled. There continue to be uncertainties in the market. We believe it is important to keep a long term perspective while navigating market headwinds.

Navigating Headwinds

The overall health and direction of the U.S. economy has remained a focal point for the financial markets. Inflation steadily increased during the first half of the year, rising to levels not seen in more than 40 years. In June of 2022, inflation, as measured by the Consumer Price Index (“CPI”), was 9.1% higher year-over-year. That was the largest annual increase since 1981, according to the U.S. Bureau of Labor Statistics. To help stave off inflation, the Federal Reserve responded by aggressively raising interest rates—specifically, increasing the Federal Funds rate (the target interest rate at which commercial banks borrow and lend excess reserves overnight). Since the Fed began implementing rate hikes in March of 2022 through early February, there have been eight rate increases totaling 450 basis points, lifting the target range for the Federal Funds rate to 4.50-4.75%.

These rate hikes were felt throughout the economy, with mortgage rates, consumer loan terms and corporate interest expenses being impacted as well. Clearly, inflation has proven to be more of an economic and market driver than the Fed originally anticipated when inflation was described as being “transitory” by various Fed representatives. Fortunately, inflation levels have eased since mid-2022. As of January 2023, the CPI increased 6.4% over the previous 12-month period (before seasonal adjustment), according to the U.S. Bureau of Labor Statistics.

So, what effect has this had on the financial markets? Negative returns were experienced across most asset classes. As of December 31, 2022, the S&P 500® Index recorded a decline of 18.11% for the year. Mid-cap stocks, as measured by the CRSP® US Mid Cap Index, dropped as well, down 18.68% in 2022. And high-yield corporate bonds, as measured by the Bloomberg® US Corporate High Yield Index, fell 11.19% for the year.

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High-Yield Corporate Bonds

New bond issuance is generally a key determinant for the high-yield market. According to J.P. Morgan Credit Research, issuance for high-yield corporate bonds totaled $106.5 billion in 2022, which represented a 78% decline in bond issuance from the prior year. Issuance in 2023 may well continue to pose a challenge, at least early on, as the balance sheets of certain high-yield issuers still indicate significant cash balances, and leverage remains near an all-time low.

As we proceed in 2023, your investment management team believes that Aquila High Income Fund is well-positioned to address potential market volatility, as investors continue to be faced with uncertainties related to the strength of the U.S. economy, as well as geopolitical concerns domestically and abroad. The team has sought to opportunistically rotate the portfolio toward higher-rated issuers, with a goal to help manage market swings and enhance risk-adjusted returns. The team’s objective is to identify attractive opportunities and relative value to add incremental income yield.

Your investment team believes the substantially higher rates in today’s high-yield market, compared to those at the end of 2021, offer an attractive opportunity for income-oriented investors. With currently higher relative yields and potential for capital appreciation, high-yield corporate bonds could offer a meaningful opportunity for suitable investors seeking high current income and enhanced total returns.

Equities

For many of the reasons stated earlier, equities produced disappointing returns across all market capitalizations in 2022. On a positive note, stock prices were supported in part by relatively strong corporate earnings and encouraging employment figures during the year. However, inflation exceeded market expectations and ultimately took its toll. In addition to concerns here in the U.S., critical issues around the world influenced global equity markets. These included Russia’s invasion of Ukraine, which sent oil and energy prices soaring. Also, China continued with lockdowns resulting from its zero-COVID policy, which in turn, adversely damaged the global manufacturing supply chain.

We remain cautiously optimistic about the longer term prospects for the equity markets, driven by several factors, including what your investment team believes to be currently attractive valuations, high employment rates, strong demand for U.S. goods and services, and the end to China’s zero-COVID policy. Despite negative pressures, stocks managed to rally in the fourth quarter of 2022.

Your Aquila Opportunity Growth Fund investment team has sought to position the Fund’s sector and individual portfolio holdings in anticipation of continued interest rate increases and an ongoing tightening cycle by the Federal Reserve. The team’s investment strategy and philosophy remains based on identifying attractive investment opportunities in companies that they believe are benefiting from material positive change.

NOT A PART OF THE ANNUAL REPORT

Maintaining a Long-Term Perspective

At Aquila, we feel it’s important to not let your emotions overtake your investment goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended investment plans. To help maintain a long-term perspective, consider employing the following investment tenets:

•	Don’t try to time the markets – Investors often get tripped up by trying to time or outguess market movements. Instead, think about regularly investing incremental amounts to help smooth out potential volatility. Dollar-cost averaging is one such approach and could be an important part of any investment plan. Dollar-cost averaging may not be successful in all market cycles, nor will it protect against a potential loss if you redeem your investment in a declining market. However, it generally provides a more balanced outcome over the longer term.
•	Focus on asset allocation and diversification – As is often said, “Don’t put all your eggs in one basket.” Rather, investing in different types of securities can help diversify your portfolio and manage various risks, including market, interest rate and credit risks. Mutual funds can further enable asset allocation and diversification—particularly actively-managed mutual funds. Portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that could reduce the impact of market volatility. For example, fixed income holdings may be adjusted by quality rating (with a goal to manage credit risk, as well as by maturity date and coupon thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates). Likewise, equity holdings may be modified in response to relative price valuations and growth expectations of certain stocks that may be held in the fund’s portfolio (in seeking to achieve the fund’s objective of capital appreciation).
•	Consult with a financial professional – It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors. He or she can work with you to determine the investments that may be best-suited to help meet your individual, long-term financial goals.

Committed to Your Success

Your investment management team remains committed to its disciplined investment and research process that not only includes detailed analysis of companies owned in the high-yield and equity strategies, but also seeks to uncover new opportunities within their respective markets. The team intends to continue to look for fiscally-responsible corporate management teams that are committed to growing operations prudently, and who recognize they can potentially improve their

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credit profile by focusing on company-specific measures. Despite ever-changing market and economic conditions, your investment management team’s efforts remain focused on its investment selection process and risk management principles.

Thank you for investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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AQUILA FUNDS TRUST ANNUAL REPORT Management Discussion

Market Commentary

In 2022, capital markets produced disappointing performance results across many asset classes, as stubbornly high inflation driven by supply-chain bottlenecks and the Ukraine/Russia conflict drove prices for many goods and services to decades-high levels. In retrospect, it appears that the Federal Reserve (“Fed”) mistakenly characterized higher prices as “transitory,” so they were slow to respond and act on their mandate to keep prices stable. However, by mid-2022, the Federal Reserve realized a more concerted effort to tame inflation was warranted, resulting in their unprecedented move of raising the Fed Funds rate by 75 basis points (“bps”) at their June 15th meeting. This was followed by three more rate hikes of 75 bps in subsequent meetings, along with a 50 bps move on December 15th, resulting in a Fed Funds rate in the target range of 4.25% - 4.50% by year-end 2022. Unsurprisingly, equity and fixed income markets reacted negatively to the rate increases, and the S&P 500® Total Return Index dropped -18.1%, the CRSP® US Mid Cap Total Return Index) fell -18.7%, and the Bloomberg® US Corporate High Yield Index returned -11.2% for full year ended December 31, 2022.

With the Fed slow to act early in the year, the Consumer Price Index reached a monthly peak of 9.1% year-over-year in June, while the Personal Consumption Expenditure Price Index, the Fed’s preferred measure of inflation, rose 7.0% year-over-year in June. However, by late 2022, the Fed’s aggressive monetary policy moves began working their way through the economy, with mortgage rates, consumer loan terms and corporate interest expenses dramatically increasing. In 2022, U.S. Treasury yields rose across the curve, with 2-year notes moving from a low of 0.73% to 4.43% by year-end, while 10-year and 30-year U.S. Treasury yields increased 237 bps and 206 bps, respectively. However, by the fourth quarter of 2022, certain market participants started anticipating a policy shift by the Fed, and risk market pricing anticipated potential rate cuts as early as by mid-2023 to avoid a monetary policy mistake that could push the economy into a deep recession. Risk assets rallied in 4Q22, with the S&P 500® Total Return Index rising 7.6%, while the CRSP® US Mid Cap Total Return Index rose 9.03% and the Bloomberg® US Corporate High Yield Index increased 4.2%. However, your portfolio management team feels the market may have erred in its assessment of the Fed’s vigilance in containing inflation, as well as the long and variable lags of a tightening monetary policy, which could likely drive the U.S. economy into a recessionary environment. The combination of higher rates for longer and the market’s expectation of declining liquidity from the Fed’s balance sheet tapering could be a recipe for another round of declining market values for risk assets.

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MANAGEMENT DISCUSSION (continued)

Equity Market Review:

U.S. equity markets produced negative returns across all market capitalization ranges during the year ended December 31, 2022, following a volatile year. Prices got support from corporate earnings and employment that remained strong through most of the year. On the negative side, inflation data arrived higher than expected. During February, Russia invaded Ukraine, driving up oil prices. China continued their lockdowns resulting from their zero-COVID policy, which in turn adversely damaged the global manufacturing supply chain. The Fed responded to rising inflation by aggressively raising interest rates. Despite these negatives, stocks managed to rally in the fourth quarter as the Fed and Treasury slightly increased liquidity to the economy.

Aquila Opportunity Growth Fund Performance Overview

For the year ended December 31, 2022, Aquila Opportunity Growth Fund (the “Fund”) Class Y shares (ATGYX) generated a -15.0% total return (net of Fund expenses). While negative, the Fund’s returns compared positively to returns of the CRSP® US Mid Cap Total Return Index (the Fund’s primary benchmark index) and the S&P 500® Total Return Index (another broad measure of market performance), which generated -18.7% and -18.1% total returns for the year, respectively. (None of the comparative indices include any operating expenses or sales charges.)

For the year ended December 31, 2022, the Fund’s Class Y Shares outperformed the CRSP® US Mid Cap Total Return Index primarily due to stock selection, but allocations to sectors also contributed positively to relative performance. Stock selection in the Information Technology, Communications Services and Consumer Discretionary sectors contributed positively to the relative performance, while stock selection in the Health Care, Utilities and Material sectors had a negative impact. Holdings in cash also positively impacted relative performance.

Relative to the CRSP® US Mid Cap Total Return Index, the Fund was positively impacted by being overweight in the Energy and Utilities sectors, and underweight in the Real Estate sector. Conversely, the Fund’s relative performance was negatively impacted by over weights in Consumer Staples and Information Technology and an underweight in the Financial sector.

At the stock level, the largest contributors to 2022 Fund returns were Hess, Netflix and Etsy. Hess is a New York based independent energy company focused on the exploration, development, production and sale of oil, natural gas and liquids. Hess has a growing long-term cash flow profile that in our view is underappreciated by the overall market. Netflix operates as a subscription streaming service and production company offering a wide variety of TV shows, movies, anime, and documentaries on internet-connected devices. Netflix shares rose over 65% in the 2nd half of the year, as investors likely became increasingly comfortable with their new pricing model and the benefits of a shift to an ad-supported subscription tier. Etsy is an eCommerce platform company catering exclusively to the unique, homemade, and curated ecommerce market. With Etsy, your Fund’s investment team saw an opportunity to add a category leader at depressed levels earlier in the year, and the stock rallied in 4Q 2022.

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MANAGEMENT DISCUSSION (continued)

The largest detractors to 2022 Fund returns were Ford Motor, Micron Technology and Wolfspeed; the Fund continues to hold all three stocks in the Fund. Ford Motor designs and manufactures cars and trucks. Your Fund’s investment team views Ford as a turnaround story; new product and service introductions are likely to capture market share and increase cash flow over time. Your investment team believes the market underappreciates Ford’s future growth potential. Micron is the technology leader in computer memory, a key component of large scale and AI/ML (artificial intelligence/machine learning) deployments. Despite continued strong demand from AI, inventory draw-downs at customers and weak demand from personal computer and handset manufacturers caused a decline in the share price. Wolfspeed is the largest provider of silicon carbide substrates and chips to the electric vehicle, industrial, aerospace, and transportation industries. In our view, the company has a substantive lead on its nearest competitor just as the U.S. enters a period of anticipated hypergrowth for electrification. Wolfspeed increased their capital expenditure guidance and raised capital to fund this expansion, causing their share price to underperform.

Equity Market Outlook

We are cautiously optimistic about the longer-term outlook for mid cap U.S. equities due to reasonable valuations, high employment rates, continued strong demand for goods and services in the U. S. and the end of China’s zero-COVID policy. Mitigating these positive developments are higher utility electricity prices — driven in part by years of underinvestment in energy infrastructure and the energy disruption caused by the Russia/Ukraine conflict, American and Allied countries’ sanctions against Russia, general inflation, and a continuation of the Fed’s tightening cycle. We anticipate the Fed will continue to raise interest rates, albeit at a slower pace, through the first half of 2023 and then leave them elevated for many quarters. This will likely continue to impact the interest rate sensitive portion of the economy and possibly lead to a recession and increased unemployment during 2023. As a result, we anticipate that 2023 corporate profits may be materially lower than investors currently anticipate.

High Yield Market Review

According to J.P. Morgan Credit Research, high yield bond issuance in 2022 totaled $106.5 billion, down 78% from the previous year. This dismal period of issuance culminated with an anemic $2.3 billion in high yield bonds issued in December, which was the second lowest primary market monthly volume of the last four years. The combination of higher risk-free U.S. Treasury rates and widening credit spreads produced a -11.2% total return for the high yield market as measured by the Bloomberg® US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) during the past year, still outperforming the Bloomberg® Aggregate Index (-13.0%), the U.S. Treasury Index (-12.5%) and the Bloomberg® US Corporate Bond Index (-15.8%).

Throughout 2022, the demand for yield from the previous year gave way to concerns about the effects of higher interest rates, stubborn inflation and weakening credit fundamentals. With the U.S. Federal Reserve tapering its bond buying program and tightening financial conditions through a rise in the Fed Funds rate, longer duration assets proved to be relatively poor performers. The rise in overall rates also had an effect

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MANAGEMENT DISCUSSION (continued)

on the High Yield Index, with longer maturity bonds with a duration of 5 – 7 years posting returns of -17.1% compared to bonds with a duration of 1 year or less having a total return of -2.5% in 2022.

Issuance in 2023 is likely to see fits and starts as companies that failed to tap the high-yield market last year may look to re-finance upcoming maturities prior to a potential recessionary environment in the second half of 2023. However, balance sheets of certain high-yield issuers still hold significant cash balances and leverage remains near an all-time low, which may keep overall debt issuance below long-term averages.

Aquila High Income Fund Performance Overview

For the year ended December 31, 2022, Aquila High Income Fund (the “Fund”) Class Y shares (ATPYX) generated a -5.3% total return (net of Fund expenses), outperforming the -11.2% return of the High Yield Index (the Fund’s benchmark index, which does not include any operating expenses nor sales charges). The outperformance of ATPYX during the course of 2022 may be attributed to the strategy’s focus on higher quality credits and shorter duration, among other factors. By early 2022, our conviction that inflation would be more than “transitory” drove us to prepare the Fund for a higher interest rate environment. With yields expected to move rapidly and consistently higher due to the Fed’s attempts to manage inflation, we reduced exposure to some longer duration assets and used proceeds to purchase non-callable bonds with shorter maturities (generally less than six months). This strategy was designed to offset the natural duration extension of the Fund, as callable bonds began trading to later call dates or maturity during the rising rate environment. It also afforded your Fund’s investment team an opportunity to reinvest the proceeds from these short maturities into higher-yielding securities, as the Fed executed its aggressive monetary tightening policy. This investment management approach was designed to keep the Fund’s duration about a year shorter than the High Yield Index and sought to reduce the Fund’s overall price volatility during this period of heightened overall market volatility.

As the Fed became more steadfast in its goal to tame inflation in early summer and into the fall, it became clear to your Fund’s investment team that higher interest rates might push the U.S. economy into a possible recession. Since Fed rate hikes historically operate with a long and variable lag, your investment team began to prepare the Fund for a weakening economy by improving credit quality and reducing exposure to the lowest-rated sector of the high-yield market. This “up in quality” strategy resulted in an underweight position in CCC-rated bonds, which performed relatively poorly over the 12-month period ended 12/31/22 versus the High Yield Index.

Entering the fourth quarter of 2022, your Fund’s investment team identified a number of economic indicators that pointed toward a potential recession in 2023. Toward the end of 2022, the negative yield differential between the 2-year U.S. Treasury note and 10-year U.S. Treasury note reached a level not seen since the early 1980s. It is widely viewed among market participants that this type of yield curve inversion could foreshadow an economic recession. While there can be no assurances that historical precedents will continue in the future, such previous yield curve inversions preceded economic downturns in 1980, 1981, 1990, 2001 and 2008.

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MANAGEMENT DISCUSSION (continued)

Throughout 2022, the Fund benefitted from an overweight position in Consumer Non-Cyclical names with stable and consistent cashflows. Additionally, low duration assets in the Communications sector such as Dish DBS bonds maturing in 2022 and 2023, as well as Level 3 Communications bonds maturing in 2025, allowed the Fund’s holdings in this sector to add incremental return vs. the benchmark in 2022. Also, during the period, a combination of the Fund’s average underweight position in Communications and the outperformance of the Fund’s holdings in the sector contributed to this incremental return. Other sectors contributing positively to performance in 2022 included Consumer Cyclical, Energy, and Capital Goods. The Fund’s position in the Technology sector detracted from performance during the period as its overweight position negatively offset the better performance seen from your investment team’s security selection vs. the benchmark.

High Yield Market Outlook

A substantial amount of uncertainty exists in today’s markets. While Chairman Powell has indicated that the Fed’s fight against inflation may result in some near-term challenges for both individuals and businesses, many economists still hold out hope for a “soft landing” for the economy. With the ongoing war in Ukraine, continued supply-chain bottlenecks, and inflation still running rampant across the globe, it is difficult to predict the precise timing, depth and length of a potential economic downturn.

However, with a yield for the High Yield Index approaching 9%, and the potential for capital appreciation, high-yield corporate bonds could be attractive investment considerations for investors looking to earn high current income and enhance risk-adjusted total return.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may rise or decline due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of a Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on

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MANAGEMENT DISCUSSION (continued)

U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets is used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund. Small and midsized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Fund’s portfolio managers think appropriate, and offer greater potential for gain and loss. The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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PERFORMANCE REPORTS

Aquila High Income Fund

The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila High Income Fund (the "Fund") for the 10-year period ended December 31, 2022 as compared with the Bloomberg US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/06
With Maximum Sales Charge	(9.28)%	1.37%	2.77%	3.84%
Without Sales Charge	(5.49)	2.21	3.20	4.10
Class C since 6/08/06
With CDSC*	(7.15)	1.40	2.37	3.28
Without CDSC	(6.24)	1.40	2.37	3.28
Class I since 6/29/06
No Sales Charge	(5.70)	2.11	3.10	4.10
Class Y since 6/01/06
No Sales Charge	(5.30)	2.39	3.39	4.31
High Yield Index	(11.19)	2.31	4.03	6.11	(Class A & Y)
				6.12	(Class C)
				6.19	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

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Aquila High Income Fund (continued)

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

Aquila Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2022 as compared with a hypothetical similar-size investment in the CRSP U.S. Mid Cap Index over the same period. The Fund acquired the assets and liabilities of Aquila Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund. Prior to October 14, 2010, the Predecessor Fund was known as “Aquila Rocky Mountain Equity Fund.” The Predecessor Fund’s returns for periods prior to October 14, 2010 reflect the investment strategies and portfolio managers in effect for the Predecessor Fund during such periods. Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy. The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Indices do not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any.

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Aquila Opportunity Growth Fund (continued)

	Average Annual Total Return for periods ended December 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception†
Class A (commenced operations on 7/22/94)
With Maximum Sales Charge	(18.86)%	4.93%	10.00%	7.96%
Without Sales Charge	(15.25)	5.84	10.48	8.12
Class C (commenced operations on 5/01/96)
With CDSC*	(16.53)	5.11	9.70	6.90
Without CDSC	(15.81)	5.11	9.70	6.90
Class I (commenced operations on 12/01/05)
No Sales Charge	(15.19)	5.90	10.61	7.05
Class Y (commenced operations on 5/01/96)
No Sales Charge	(14.98)	6.16	10.81	7.95
CRSP U.S. Mid Cap Index	(18.68)	7.34	11.13	N/A**	(Class A)
				N/A**	(Class C & Y)
				8.67**	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

*	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.
**	Index commenced on 4/01/11. Backtesting started 7/01/01.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila High Income Fund and
Aquila Opportunity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila High Income Fund and Aquila Opportunity Growth Fund (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2023

10 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2022

Principal Amount	Corporate Bonds (97.0%)	Value
	Basic Industry (0.9%)
	Paper (0.9%)
	Mercer International, Inc.
$ 975,000	5.500%, 01/15/26	$ 923,509

	Brokerage Assetmanagers Exchanges (3.1%)
	LPL Holdings, Inc.
3,375,000	4.625%, 11/15/27 144A	3,152,524

	Capital Goods (6.9%)
	Aerospace/Defense (1.0%)
	TransDigm, Inc.
1,000,000	6.375%, 06/15/26	972,955

	Building Materials (2.2%)
	Builders FirstSource, Inc.
1,253,000	5.000%, 03/01/30 144A	1,110,257
	PGT Innovations, Inc.
1,366,000	4.375%, 10/01/29 144A	1,143,673
		2,253,930
	Diversified Manufacturing (2.7%)
	WESCO Distribution, Inc.
2,750,000	7.250%, 06/15/28 144A	2,785,678

	Packaging (1.0%)
	Berry Global, Inc.
1,000,000	5.625%, 07/15/27 144A	975,540
	Total Capital Goods	6,988,103

	Communications (6.6%)
	Cable Satellite (4.1%)
	DISH DBS Corp.
2,000,000	5.000%, 03/15/23	1,990,810
	Viasat, Inc.
2,300,000	5.625%, 09/15/25 144A	2,133,911
		4,124,721

11 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Principal Amount	Corporate Bonds (continued)	Value
	Communications (continued)
	Media Entertainment (2.5%)
	Nexstar Media, Inc.
$ 2,800,000	5.625%, 07/15/27 144A	$ 2,568,601
	Total Communications	6,693,322

	Consumer Cyclical (25.5%)
	Automotive (5.3%)
	Ford Holdings LLC
1,000,000	9.300%, 03/01/30	1,122,500
	Ford Motor Credit Co. LLC
1,000,000	3.096%, 05/04/23	989,450
	JB Poindexter & Co., Inc.
3,350,000	7.125%, 04/15/26 144A	3,232,750
		5,344,700
	Consumer Cyclical Services (5.9%)
	ASGN, Inc.
1,575,000	4.625%, 05/15/28 144A	1,425,690
	Cars.com, Inc.
1,850,000	6.375%, 11/01/28 144A	1,642,527
	Cushman & Wakefield PLC
3,100,000	6.750%, 05/15/28 144A	2,958,516
		6,026,733
	Gaming (4.6%)
	Churchill Downs, Inc.
600,000	5.500%, 04/01/27 144A	568,533
2,000,000	4.750%, 01/15/28 144A	1,789,740
	Penn Entertainment, Inc.
500,000	5.625%, 01/15/27 144A	453,370
	Scientific Games International, Inc.
900,000	8.625%, 07/01/25 144A	918,182
	VICI Properties LP/VICI Note Co., Inc.
1,000,000	4.625%, 12/01/29 144A	910,000
		4,639,825
	Home Construction (1.1%)
	Century Communities, Inc.
1,175,000	6.750%, 06/01/27	1,121,072

12 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Cyclical (continued)
	Leisure (2.8%)
	Live Nation Entertainment, Inc.
$ 1,475,000	4.875%, 11/01/24 144A	$ 1,428,161
1,550,000	4.750%, 10/15/27 144A	1,380,004
		2,808,165
	Lodging (1.2%)
	Marriott Ownership Resorts Inc.
1,450,000	4.750%, 01/15/28	1,262,634

	Restaurants (0.9%)
	Dave & Buster's, Inc.
880,000	7.625%, 11/01/25 144A	884,400

	Retailers (3.7%)
	Academy Ltd.
2,050,000	6.000%, 11/15/27 144A	1,962,610
	Bath & Body Works, Inc.
870,000	6.694%, 01/15/27	863,745
1,000,000	7.500%, 06/15/29	987,200
		3,813,555
	Total Consumer Cyclical	25,901,084

	Consumer Non-Cyclical (10.9%)
	Food and Beverage (3.7%)
	Performance Food Group, Inc.
1,075,000	6.875%, 05/01/25 144A	1,075,000
	United Natural Foods, Inc.
1,925,000	6.750%, 10/15/28 144A	1,849,588
	US Foods, Inc.
1,000,000	4.750%, 02/15/29 144A	887,920
		3,812,508
	Healthcare (3.0%)
	Avantor Funding, Inc.
1,000,000	4.625%, 07/15/28 144A	908,640
	IQVIA, Inc.
1,150,000	5.000%, 10/15/26 144A	1,098,076
	Teleflex, Inc.
1,100,000	4.250%, 06/01/28 144A	1,004,146
		3,010,862

13 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Non-Cyclical (continued)
	Supermarkets (4.2%)
	Albertsons Companies, Inc./Safeway, Inc.
$ 1,325,000	4.625%, 01/15/27 144A	$ 1,230,753
1,300,000	5.875%, 02/15/28 144A	1,235,884
	SEG Holding LLC/ SEG Finance Corp.
1,875,000	5.625%, 10/15/28 144A	1,762,500
		4,229,137
	Total Consumer Non-Cyclical	11,052,507

	Energy (12.0%)
	Independent (3.7%)
	Occidental Petroleum Corp.
2,000,000	8.500%, 07/15/27	2,153,612
1,000,000	7.500%, 05/01/31	1,068,470
	PDC Energy, Inc.
500,000	6.125%, 09/15/24	497,150
		3,719,232
	Midstream (7.2%)
	Buckeye Partners LP
1,000,000	4.150%, 07/01/23	982,467
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
1,100,000	5.750%, 04/01/25	1,070,080
1,000,000	8.000%, 04/01/29 144A	995,085
	Global Partners LP/GLP Finance Corp.
1,175,000	7.000%, 08/01/27	1,115,812
	New Fortress Energy, Inc.
3,300,000	6.750%, 09/15/25 144A	3,121,140
		7,284,584
	Oil Field Services (1.1%)
	USA Compression Partners LP/USA Compression Finance Corp.
1,200,000	6.875%, 04/01/26	1,151,148
	Total Energy	12,154,964

14 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Principal Amount	Corporate Bonds (continued)	Value
	Finance Companies (3.6%)
	Fortress Transportation and Infrastructure Investors LLC
$ 1,492,000	6.500%, 10/01/25 144A	$ 1,402,784
2,250,000	9.750%, 08/01/27 144A	2,255,625
	Total Finance Companies	3,658,409

	Other Financial (1.9%)
	Credit Acceptance Corp.
1,350,000	6.625%, 03/15/26	1,279,311
	The Howard Hughes Corp.
730,000	5.375%, 08/01/28 144A	657,533
	Total Other Financial	1,936,844

	Other Industrial (2.5%)
	Tutor Perini Corp.
2,900,000	6.875%, 05/01/25 144A	2,537,490

	REITs (8.8%)
	Other REITs (8.8%)
	iStar, Inc.
3,000,000	5.500%, 02/15/26	2,992,290
	RHP Hotel Properties LP/RHP Finance Corp.
1,000,000	4.750%, 10/15/27	905,011
	Rithm Capital Corp.
1,875,000	6.250%, 10/15/25 144A	1,682,437
	Service Properties Trust
1,600,000	4.500%, 06/15/23	1,572,307
	XHR LP
1,800,000	6.375%, 08/15/25 144A	1,730,633
	Total REITs	8,882,678

	Technology (9.5%)
	Black Knight InfoServ LLC
750,000	3.625%, 09/01/28 144A	649,125
	Camelot Finance SA
1,000,000	4.500%, 11/01/26 144A	937,251
	CDW LLC/CDW Finance Corp.
825,000	4.250%, 04/01/28	759,272
	Coherent Corp.
1,500,000	5.000%, 12/15/29 144A	1,293,645

15 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Principal Amount	Corporate Bonds (continued)	Value
	Technology (continued)
	Entegris, Inc.
$ 1,000,000	4.375%, 04/15/28 144A	$ 884,234
	Gartner, Inc.
1,000,000	4.500%, 07/01/28 144A	932,330
	Iron Mountain, Inc.
925,000	4.875%, 09/15/27 144A	850,630
875,000	5.250%, 03/15/28 144A	804,886
	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
875,000	4.625%, 11/01/26 144A	826,691
	SS&C Technologies, Inc.
1,825,000	5.500%, 09/30/27 144A	1,708,923
	Total Technology	9,646,987

	Transportation (4.8%)
	Railroads (3.3%)
	Watco Companies LLC
3,550,000	6.500%, 06/15/27 144A	3,372,500

	Transportation Services (1.5%)
	Cargo Aircraft Management, Inc.
1,650,000	4.750%, 02/01/28 144A	1,497,557
	Total Transportation	4,870,057
	Total Corporate Bonds (cost $106,596,715)	98,398,478

Shares	Short-Term Investment (7.7%)
7,756,236	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.17%* (cost $7,756,236)		7,756,236

	Total Investments (cost $114,352,951 - note 4)	104.7%	106,154,714
	Other assets less liabilities	(4.7)	(4,774,143)
	Net Assets	100.0%	$ 101,380,571

*     The rate is an annualized seven-day yield at period end.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $72,617,673 or 71.6% of net assets.

16 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Portfolio Distribution (unaudited)	Percent of Investments

Aerospace/Defense	1.0%
Automotive	5.4
Broker Assetmanagers Exchanges	3.2
Building Materials	2.3
Cable Satellite	4.2
Consumer Cyclical Services	6.1
Diversified Manufacturing	2.8
Finance Companies	3.7
Food and Beverage	3.9
Gaming	4.7
Healthcare	3.1
Home Construction	1.1
Independent	3.8
Leisure	2.9
Lodging	1.3
Media Entertainment	2.6
Midstream	7.4
Oil Field Services	1.2
Other Financial	2.0
Other Industrial	2.6
Other REITs	9.0
Packaging	1.0
Paper	0.9
Railroads	3.4
Restaurants	0.9
Retailers	3.9
Supermarkets	4.3
Technology	9.8
Transportation Services	1.5
100.0%

See accompanying notes to financial statements.

17 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2022

Shares	Common Stocks (98.9%)	Market Value
	Communication Services (3.1%)
	Entertainment (2.4%)
8,000	Netflix, Inc.+	$ 2,359,040
8,000	Take-Two Interactive Software, Inc.+	833,040
		3,192,080
	Interactive Media & Services (0.7%)
30,000	ZoomInfo Technologies, Inc.+	903,300
	Total Communication Services	4,095,380

	Consumer Discretionary (5.6%)
	Automobiles (1.2%)
134,000	Ford Motor Co.	1,558,420

	Hotels, Restaurants & Leisure (0.5%)
16,000	Caesars Entertainment, Inc.+	665,600

	Internet & Direct Marketing Retail (0.9%)
10,000	Etsy, Inc.+	1,197,800

	Leisure Products (1.1%)
80,000	Mattel, Inc.+	1,427,200

	Specialty Retail (1.9%)
20,000	Dick's Sporting Goods, Inc.	2,405,800
	Total Consumer Discretionary	7,254,820

	Consumer Staples (7.8%)
	Food & Staples Retailing (1.0%)
29,000	Kroger Co.	1,292,820

	Food Products (5.5%)
24,000	Campbell Soup Co.	1,362,000
58,000	Conagra Brands, Inc.	2,244,600
28,000	Kellogg Co.	1,994,720
39,000	The Kraft Heinz Co.	1,587,690
		7,189,010
	Household Products (1.3%)
21,000	Church & Dwight Co., Inc.	1,692,810
	Total Consumer Staples	10,174,640

18 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Shares	Common Stocks (continued)	Market Value
	Energy (6.4%)
	Energy Equipment & Services (0.6%)
18,000	Halliburton Co.	$ 708,300

	Oil, Gas & Consumable Fuels (5.8%)
20,000	Cameco Corp.	453,400
7,000	Cheniere Energy, Inc.	1,049,720
12,000	Hess Corp.	1,701,840
24,000	Occidental Petroleum Corp.	1,511,760
7,000	Pioneer Natural Resources Co.	1,598,730
10,000	Valero Energy Corp.	1,268,600
		7,584,050
	Total Energy	8,292,350

	Financials (9.7%)
	Banks (2.8%)
8,000	Cullen/Frost Bankers, Inc.	1,069,600
187,000	Huntington Bancshares, Inc.	2,636,700
		3,706,300
	Capital Markets (2.3%)
6,000	LPL Financial Holdings, Inc.	1,297,020
17,000	State Street Corp.	1,318,690
4,000	T Rowe Price Group, Inc.	436,240
		3,051,950
	Insurance (4.6%)
15,000	The Allstate Corp.	2,034,000
54,000	MetLife, Inc.	3,907,980
		5,941,980
	Total Financials	12,700,230

	Health Care (14.0%)
	Biotechnology (3.2%)
2,000	Alnylam Pharmaceuticals, Inc.+	475,300
3,000	Biogen, Inc.+	830,760
11,000	BioMarin Pharmaceutical, Inc.+	1,138,390
8,000	Horizon Therapeutics PLC+	910,400
7,000	Seagen, Inc.+	899,570
		4,254,420

19 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Shares	Common Stocks (continued)	Market Value
	Health Care (continued)
	Health Care Equipment & Supplies (3.5%)
18,000	Dexcom, Inc.+	$ 2,038,320
4,000	IDEXX Laboratories, Inc.+	1,631,840
7,000	Zimmer Biomet Holdings, Inc.	892,500
		4,562,660
	Health Care Providers & Services (4.9%)
20,000	Centene Corp.+	1,640,200
30,000	Guardant Health, Inc.+	816,000
5,000	McKesson Corp.	1,875,600
13,000	Quest Diagnostics, Inc.	2,033,720
		6,365,520
	Health Care Technology (0.4%)
3,000	Veeva Systems, Inc.+	484,140

	Life Sciences Tools & Services (2.0%)
28,000	Avantor, Inc.+	590,520
4,000	Illumina, Inc.+	808,800
6,000	IQVIA Holdings, Inc.+	1,229,340
		2,628,660
	Total Healthcare	18,295,400

	Industrials (13.2%)
	Aerospace & Defense (3.1%)
17,000	AeroVironment, Inc.+	1,456,220
4,000	General Dynamics Corp.	992,440
3,000	Northrop Grumman Corp.	1,636,830
		4,085,490
	Air Freight & Logistics (1.3%)
10,000	FedEx Corp.	1,732,000

	Commercial Services & Supplies (1.8%)
18,000	Republic Services, Inc.	2,321,820

	Electrical Equipment (2.2%)
5,000	Rockwell Automation, Inc.	1,287,850
64,000	Shoals Technologies Group, Inc.+	1,578,880
		2,866,730

20 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Shares	Common Stocks (continued)	Market Value
	Industrials (continued)
	Machinery (2.1%)
4,000	Nordson Corp.	$ 950,880
16,000	Xylem, Inc.	1,769,120
		2,720,000
	Professional Services (1.6%)
4,000	Jacobs Solutions, Inc.	480,280
9,000	Verisk Analytics, Inc.	1,587,780
		2,068,060
	Trading Companies & Distributors (1.1%)
12,000	WESCO International, Inc.+	1,502,400
	Total Industrials	17,296,500

	Information Technology (15.6%)
	Communication Equipment (1.9%)
20,000	Arista Networks, Inc.+	2,427,000

	Electronic Equipment/Instrument (0.5%)
6,000	Rogers Corp.+	716,040

	Semiconductors & Semiconductor Equipment (5.0%)
28,000	Ambarella, Inc.+	2,302,440
2,000	Enphase Energy, Inc.+	529,920
7,000	Micron Technology, Inc.	349,860
21,000	ON Semiconductor Corp.+	1,309,770
37,000	PDF Solutions, Inc.+	1,055,240
14,000	Wolfspeed, Inc.+	966,560
		6,513,790
	Software (8.2%)
10,000	Cadence Design Systems, Inc.+	1,606,400
16,000	CommVault Systems, Inc.+	1,005,440
14,000	DocuSign, Inc.+	775,880
12,000	Elastic NV+	618,000
5,000	HubSpot, Inc.+	1,445,650
13,000	Splunk, Inc.+	1,119,170
4,500	Synopsys, Inc.+	1,436,805
14,000	Workday, Inc.+	2,342,620
3,000	Zscaler, Inc.+	335,700
		10,685,665
	Total Information Technology	20,342,495

21 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Shares	Common Stocks (continued)	Market Value
	Materials (8.7%)
	Chemicals (2.2%)
4,000	Albemarle Corp.	$ 867,440
7,000	Celanese Corp.	715,680
23,000	Corteva, Inc.	1,351,940
		2,935,060
	Construction Materials (1.0%)
4,000	Martin Marietta Materials, Inc.	1,351,880

	Containers & Packaging (0.8%)
20,000	Ball Corp.	1,022,800

	Metals & Mining (4.7%)
124,000	Barrick Gold Corp.	2,130,320
81,000	Lithium Americas Corp.+	1,534,950
31,000	Newmont Corp.	1,463,200
10,000	Steel Dynamics, Inc.	977,000
		6,105,470
	Total Materials	11,415,210

	Real Estate (4.7%)
	Equity Real Estate Investment (4.7%)
7,000	AvalonBay Communities, Inc.	1,130,640
15,000	Crown Castle, Inc.	2,034,600
90,000	VICI Properties, Inc.	2,916,000
		6,081,240
	Utilities (10.1%)
	Electric Utilities (5.4%)
31,000	Entergy Corp.	3,487,500
84,000	FirstEnergy Corp.	3,522,960
		7,010,460
	Multi-Utilities (4.7%)
41,000	CMS Energy Corp.	2,596,530
38,000	WEC Energy Group, Inc.	3,562,880
		6,159,410
	Total Utilities	13,169,870
	Total Common Stocks (cost $114,662,348)	129,118,135

22 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2022

Shares	Short-Term Investment (1.6%)		Market Value
2,106,928	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.17%* (cost $2,106,928)		$ 2,106,928

	Total Investments (cost $116,769,276 - note 4)	100.5%	131,225,063
	Other assets less liabilities	(0.5)	(600,870)
	Net Assets	100.0%	$ 130,624,193

+ Non-income producing security.
* The rate is an annualized seven-day yield at period end.

Portfolio Distribution (unaudited)	Percent of Common Stocks	Portfolio Distribution (unaudited)	Percent of Common Stocks

Aerospace & Defense	3.2%	Health Care Providers & Services	4.9%
Air Freight & Logistics	1.3	Health Care Technology	0.4
Automobiles	1.2	Hotels, Restaurants & Leisure	0.5
Banks	2.9	Household Products	1.3
Biotechnology	3.3	Insurance	4.6
Capital Markets	2.4	Interactive Media & Services	0.7
Chemicals	2.3	Internet & Direct Marketing Retail	0.9
Commercial Services & Supplies	1.8	Leisure Products	1.1
Communication Equipment	1.9	Life Sciences Tools & Services	2.0
Construction Materials	1.0	Machinery	2.1
Containers & Packaging	0.8	Metals & Mining	4.7
Electric Utilities	5.4	Multi-Utilities	4.8
Electrical Equipment	2.2	Oil, Gas & Consumable Fuels	5.9
Electronic Equipment/Instrument	0.6	Professional Services	1.6
Energy Equipment & Services	0.5	Semiconductors & Semiconductor Equipment	5.0
Entertainment	2.5	Software	8.3
Equity Real Estate Investment	4.7	Specialty Retail	1.9
Food & Staples Retailing	1.0	Trading Companies & Distributors	1.2
Food Products	5.6
Health Care Equipment & Supplies	3.5
			100.0%

See accompanying notes to financial statements.

23 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2022

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
ASSETS
Investments at value (cost $114,352,951 and $116,769,276 respectively)	$106,154,714	$131,225,063
Receivable for interest and dividends	1,595,794	149,570
Receivable for Fund shares sold	876,220	11,842
Other assets	30,718	26,540
Total assets	108,657,446	131,413,015
LIABILITIES
Payable for Fund shared redeemed	7,062,916	518,134
Dividends payable	54,789	—
Management fees payable	4,150	102,932
Distribution and service fees payable	134	547
Accrued expenses	154,886	167,209
Total liabilities	7,276,875	788,822
NET ASSETS	$101,380,571	$130,624,193
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$129,782	$34,605
Additional paid-in capital	114,594,413	116,447,823
Total distributable earnings (losses)	(13,343,624)	14,141,765
	$101,380,571	$130,624,193
CLASS A
Net Assets	$35,418,690	$65,619,322
Capital shares outstanding	4,535,451	1,811,568
Net asset value and redemption price per share	$7.81	$36.22
Maximum offering price per share (100/96 of $7.81 and 100/95.75 of $36.22, respectively, adjusted to the nearest cent)	$8.14	$37.83
CLASS C
Net Assets	$1,328,548	$4,539,275
Capital shares outstanding	170,108	200,629
Net asset value and redemption price per share	$7.81	$22.63
CLASS I
Net Assets	$788,084	$1,292,912
Capital shares outstanding	100,982	33,288
Net asset value, offering and redemption price per share	$7.80	$38.84
CLASS Y
Net Assets	$63,845,249	$59,172,684
Capital shares outstanding	8,171,614	1,415,064
Net asset value, offering and redemption price per share	$7.81	$41.82

See accompanying notes to financial statements.

24 | Aquila Funds Trust

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2022

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
Investment Income
Interest income	$6,048,705	$80,920
Dividend income
(net of foreign tax withheld of $0 and $9,709, respectively)	—	2,244,023
Total investment income	6,048,705	2,324,943

Expenses
Management fees (note 3)	808,868	1,405,320
Distribution and service fees (note 3)	93,401	303,726
Transfer and shareholder servicing agent fees (note 3)	138,521	188,136
Trustees’ fees and expenses	109,461	138,929
Legal fees	121,688	136,457
Registration fees and dues	98,789	86,478
Fund accounting fees	78,009	60,578
Shareholders’ reports	45,360	46,591
Auditing and tax fees	20,199	27,700
Compliance services (note 3)	9,561	9,559
Insurance	8,405	9,841
Custodian fees	6,755	11,868
Line of credit commitment fee (note 9)	3,249	4,191
Miscellaneous	27,449	52,710
Total expenses	1,569,715	2,482,084
Management fee waived (note 3)	(239,652)	—
Net expenses	1,330,063	2,482,084

Net investment income (loss)	4,718,642	(157,141)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(3,981,947)	6,419,400
Change in unrealized appreciation (depreciation) on investments	(9,404,415)	(35,898,369)

Net realized and unrealized gain (loss) on investments	(13,386,362)	(29,478,969)
Net change in net assets resulting from operations	$(8,667,720)	$(29,636,110)

See accompanying notes to financial statements.

25 | Aquila Funds Trust

AQUILA HIGH INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS
Net investment income	$4,718,642	$6,839,197
Net realized gain (loss) from securities transactions	(3,981,947)	3,314,334
Change in unrealized appreciation (depreciation) on investments	(9,404,415)	(3,351,219)
Change in net assets resulting from operations	(8,667,720)	6,802,312

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,476,719)	(1,766,990)

Class C Shares	(65,108)	(131,003)

Class I Shares	(34,187)	(62,503)

Class Y Shares	(3,636,101)	(6,493,251)

Change in net assets from distributions	(5,212,115)	(8,453,747)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	22,282,106	47,317,497
Reinvested dividends and distributions	4,547,680	7,663,917
Cost of shares redeemed	(74,667,288)	(72,688,289)
Net decrease in net assets from capital share transactions	(47,837,502)	(17,706,875)
Change in net assets	(61,717,337)	(19,358,310)

NET ASSETS:
Beginning of period	163,097,908	182,456,218
End of period	$101,380,571	$163,097,908

See accompanying notes to financial statements.

26 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS
Net investment income (loss)	$(157,141)	$(1,835,760)
Net realized gain (loss) from securities transactions	6,419,400	76,591,191
Change in unrealized appreciation (depreciation) on investments	(35,898,369)	(29,928,910)
Change in net assets resulting from operations	(29,636,110)	44,826,521

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(6,332,075)	(22,738,425)

Class C Shares	(702,275)	(6,074,184)

Class I Shares	(117,667)	(869,508)

Class Y Shares	(5,154,912)	(27,436,530)

Change in net assets from distributions	(12,306,929)	(57,118,647)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	17,041,796	31,885,085
Reinvested dividends and distributions	11,449,562	50,680,352
Cost of shares redeemed	(65,214,348)	(90,571,796)
Net decrease in net assets from capital share transactions	(36,722,990)	(8,006,359)
Change in net assets	(78,666,029)	(20,298,485)

NET ASSETS:
Beginning of period	209,290,222	229,588,707
End of period	$130,624,193	$209,290,222

See accompanying notes to financial statements.

27 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

1. Organization

Aquila Funds Trust (the “Trust”), a Massachusetts business trust, is comprised of two series: Aquila High Income Fund and Aquila Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or contingent deferred sales charge (“CDSC”), although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no CDSC and no distribution fee. While each Fund registered Class F Shares effective April 3, 2017, there were no Class F Shares outstanding as of December 31, 2022.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing

28 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

service and periodically verified through other pricing services. With respect to Aquila High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. For purposes of the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Funds Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC, as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

29 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2022:

Valuation Inputs	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices — Common Stocks, Mutual Funds, and Short-Term Investments	$7,756,236	$131,225,063
Level 2 – Other Significant Observable Inputs	98,398,478	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$106,154,714	$131,225,063
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.
e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2019-2021) or expected to be taken in the Funds’ 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

30 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2022, Aquila Opportunity Growth Fund increased paid-in capital by $6,057,246 and decreased distributable earnings by $6,057,246. This reclassification had no effect on net assets or net asset value per share.
i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. Under each Advisory and Administrative Agreement, the Manager provides all portfolio management and administrative services to the respective Fund. The Manager’s services include providing the offices of the Funds and all related services and all the various support organizations to the Funds such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

For its services to Aquila High Income Fund, the Manager was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. The Manager had contractually undertaken to waive its fees so that management fees were equivalent to 0.65 of 1% of such net asset value on the net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund's net assets above $400,000,000 through April 30, 2023.

Effective July 1, 2022, in lieu of the above contractual fee waiver, the Manager has contractually undertaken to waive fees and/or reimburse expenses of Aquila High Income Fund so that total Fund expenses will not exceed 1.20% for Class A shares, 2.00% for Class C shares, 0.93% for Class F Shares, 1.30% for Class I Shares and 1.00% for Class Y Shares. These expense limitations are in effect until June 30, 2023. Prior to June 30, 2023, the arrangement may not be terminated without the approval of the Board of Trustees. For the year ended December 31, 2022, the Fund incurred management fees of $808,868 of which $170,802 was waived, which included supplemental fee waivers of $68,850 above and beyond the contractual expense cap. If total annual Fund operating expenses of any class in a fiscal year are less than the respective expense caps described above, as well as below the expense cap which was in place at the time of the reimbursed expenses or waived fees, the Manager may recover the difference between the total annual Fund operating expenses of the class and the respective expense cap, up to, but not more than, the amount, if any, by which reimbursed expenses and waived fees over the preceding rolling three year period have not been paid by the Fund to the Manager.

31 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

For its services to Aquila Opportunity Growth Fund, the Manager was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for compliance related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

For the year ended December 31, 2022, these payments were as follows:

	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila High Income Fund	0.20%	$72,118	$3,592
Aquila Opportunity Growth Fund	0.30%	$219,974	$9,005

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2022, these payments were as follows:

	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila High Income Fund	$15,132	$5,044	$5,003
Aquila Opportunity Growth Fund	$61,089	$20,363	$19,990

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NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

With respect to Aquila High Income Fund, for the year ended December 31, 2022, these payments were made at the average annual rate of 0.38% (0.13% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $3,252 of which $1,107 related to the Plan and $2,145 related to the Shareholder Services Plan.

With respect to Aquila Opportunity Growth Fund, for the year ended December 31, 2022, these payments were made at the average annual rate of 0.37% (0.12% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $7,120 of which $2,300 related to the Plan and $4,820 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor), Fund shares are sold primarily through the facilities of these financial intermediaries with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended December 31, 2022, Aquila High Income Fund's total commissions on sales of Class A Shares amounted to $16,523 of which the Distributor received $2,457. For the year ended December 31, 2022, Aquila Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $37,619 of which the Distributor received $3,663.

c)	Transfer and shareholder servicing fees:

The Fund compensates certain financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila High Income Fund

During the year ended December 31, 2022, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $10,884,063 and $59,010,940, respectively.

33 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

At December 31, 2022, the aggregate tax cost for all securities was $115,037,089. At December 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $0 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $8,882,376 for a net unrealized depreciation of $8,882,376.

Aquila Opportunity Growth Fund

During the year ended December 31, 2022, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $159,548,892 and $207,561,138, respectively.

At December 31, 2022, the aggregate tax cost for all securities was $117,083,298. At December 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $17,275,945 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $3,134,180 for a net unrealized appreciation of $14,141,765.

5. Portfolio Orientation

Aquila High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”.

34 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

Aquila High Income Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	888,585	$7,096,566	312,553	$2,714,903
Reinvested distributions	163,731	1,300,924	176,049	1,527,337
Cost of shares redeemed	(1,054,609)	(8,378,152)	(549,336)	(4,767,731)
Net change	(2,293)	19,338	(60,734)	(525,491)
Class C Shares
Proceeds from shares sold	29,838	247,912	36,744	319,526
Reinvested distributions	7,522	60,124	14,015	121,618
Cost of shares redeemed	(212,068)	(1,697,824)	(195,417)	(1,697,926)
Net change	(174,708)	(1,389,788)	(144,658)	(1,256,782)
Class I Shares
Proceeds from shares sold	13,493	113,040	127,300	1,108,364
Reinvested distributions	3,428	27,244	4,704	40,847
Cost of shares redeemed	(23,468)	(187,476)	(167,014)	(1,451,634)
Net change	(6,547)	(47,192)	(35,010)	(302,423)
Class Y Shares
Proceeds from shares sold	1,846,342	14,824,588	4,962,201	43,174,704
Reinvested distributions	395,267	3,159,388	688,454	5,974,115
Cost of shares redeemed	(8,023,504)	(64,403,836)	(7,458,451)	(64,770,998)
Net change	(5,781,895)	(46,419,860)	(1,807,796)	(15,622,179)
Total transactions in Fund shares	(5,965,443)	$(47,837,502)	(2,048,198)	$(17,706,875)

35 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

Aquila Opportunity Growth Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	196,847	$8,178,957	232,114	$12,556,248
Reinvested distributions	155,616	5,820,053	437,338	20,595,209
Cost of shares redeemed	(379,180)	(15,422,225)	(306,335)	(16,490,844)
Net change	(26,717)	(1,423,215)	363,117	16,660,613
Class C Shares
Proceeds from shares sold	13,071	345,907	30,133	1,182,482
Reinvested distributions	28,957	676,732	183,167	5,916,823
Cost of shares redeemed	(301,075)	(8,243,066)	(362,221)	(14,302,789)
Net change	(259,047)	(7,220,427)	(148,921)	(7,203,484)
Class I Shares
Proceeds from shares sold	1,110	49,393	10,564	625,079
Reinvested distributions	2,801	112,338	10,711	535,780
Cost of shares redeemed	(31,543)	(1,364,832)	(20,794)	(1,166,546)
Net change	(27,632)	(1,203,101)	481	(5,687)
Class Y Shares
Proceeds from shares sold	176,940	8,467,539	298,250	17,521,276
Reinvested distributions	112,125	4,840,439	444,090	23,632,540
Cost of shares redeemed	(849,957)	(40,184,225)	(976,952)	(58,611,617)
Net change	(560,892)	(26,876,247)	(234,612)	(17,457,801)
Total transactions in Fund shares	(874,288)	$(36,722,990)	(19,935)	$(8,006,359)

7. Income Tax Information and Distributions

Aquila High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

36 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

At December 31, 2022, Aquila High Income Fund had capital loss carryover of $3,936,466 of which $1,156,437 retains its character of long-term and $2,780,029 retains its character of short-term; both have no expiration.

The tax character of distributions:

	Aquila High Income Fund		Aquila Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Ordinary Income	$5,212,115	$8,453,747	$1,547,859	$2,683,756
Long term capital gain	—	—	10,759,069	54,434,891
	$5,212,115	$8,453,747	$12,306,928	$57,118,647

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Aquila High Income Fund	Aquila Opportunity Growth Fund
Ordinary Income	$2,551	$—
Accumulated net realized gain (loss)	(3,936,466)	—
Post-October losses	(527,333)	—
Unrealized appreciation (depreciation)	(8,882,376)	14,141,765
	$(13,343,624)	$14,141,765

For both Funds, the difference between cost and unrealized appreciation for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of December 31, 2022, Aquila High Income incurred post-October losses of $527,333 and elected to defer such capital losses. Capital losses incurred after October 31st within the fiscal year are deemed to arise on the first business day of the following year for tax purposes.

8. Securities Traded on a When-Issued Basis

Aquila High Income Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

37 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

9. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1%).

There were no borrowings under the credit agreement during the year ended December 31, 2022.

10. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Funds’ securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of a Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large

38 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2022

losses. These circumstances may continue to affect adversely the value and liquidity of the Funds’ investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from fixed income funds.

Investments in the Funds are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Fund’s Manager thinks appropriate, and offer greater potential for gain and loss. The Funds may invest in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

These risks may result in share price volatility.

39 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.61	$8.69	$8.39	$8.12	$8.55
Income (loss) from investment operations:
Net investment income(1)	0.30	0.30	0.30	0.27	0.32
Net gain (loss) on securities (both realized and unrealized)	(0.77)	—	0.33	0.31	(0.43)
Total from investment operations	(0.47)	0.30	0.63	0.58	(0.11)
Less distributions (note 7):
Dividends from net investment income	(0.33)	(0.34)	(0.33)	(0.31)	(0.32)
Distributions from capital gains	—	(0.04)	—	—	—
Total distributions	(0.33)	(0.38)	(0.33)	(0.31)	(0.32)
Net asset value, end of period	$7.81	$8.61	$8.69	$8.39	$8.12
Total return (not reflecting sales charge)	(5.49)%	3.57%	7.74%	7.16%	(1.29)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$35,419	$39,082	$39,982	$41,876	$42,640
Ratio of expenses to average net assets	1.19%	1.18%	1.21%	1.20%	1.14%
Ratio of net investment income to average net assets	3.69%	3.51%	3.60%	3.24%	3.87%
Portfolio turnover rate	9%	118%	347%	124%	118%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as, additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.40%	1.18%	1.21%	1.20%	1.14%
Ratio of investment income to average net assets	3.48%	3.51%	3.60%	3.24%	3.87%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

40 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.61	$8.70	$8.39	$8.12	$8.55
Income (loss) from investment operations:
Net investment income(1)	0.23	0.24	0.23	0.20	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.77)	(0.01)	0.34	0.31	(0.44)
Total from investment operations	(0.54)	0.23	0.57	0.51	(0.18)
Less distributions (note 7):
Dividends from net investment income	(0.26)	(0.28)	(0.26)	(0.24)	(0.25)
Distributions from capital gains	—	(0.04)	—	—	—
Total distributions	(0.26)	(0.32)	(0.26)	(0.24)	(0.25)
Net asset value, end of period	$7.81	$8.61	$8.70	$8.39	$8.12
Total return (not reflecting CDSC)	(6.24)%	2.62%	7.00%	6.31%	(2.08)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,329	$2,970	$4,256	$4,833	$7,091
Ratio of expenses to average net assets	2.00%	1.98%	2.01%	1.99%	1.94%
Ratio of net investment income to average net assets	2.83%	2.72%	2.79%	2.44%	3.08%
Portfolio turnover rate	9%	118%	347%	124%	118%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as, additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	2.17%	1.98%	2.01%	1.99%	1.94%
Ratio of investment income to average net assets	2.66%	2.72%	2.79%	2.44%	3.08%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

41 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.61	$8.70	$8.39	$8.12	$8.55
Income (loss) from investment operations:
Net investment income(1)	0.29	0.30	0.30	0.26	0.32
Net gain (loss) on securities (both realized and unrealized)	(0.78)	(0.01)	0.34	0.31	(0.43)
Total from investment operations	(0.49)	0.29	0.64	0.57	(0.11)
Less distributions (note 7):
Dividends from net investment income	(0.32)	(0.34)	(0.33)	(0.30)	(0.32)
Distributions from capital gains	—	(0.04)	—	—	––
Total distributions	(0.32)	(0.38)	(0.33)	(0.30)	(0.32)
Net asset value, end of period	$7.80	$8.61	$8.70	$8.39	$8.12
Total return	(5.70)%	3.37%	7.79%	7.08%	(1.35)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$788	$926	$1,239	$1,174	$1,142
Ratio of expenses to average net assets	1.28%	1.25%	1.28%	1.27%	1.21%
Ratio of net investment income to average net assets	3.59%	3.42%	3.56%	3.16%	3.80%
Portfolio turnover rate	9%	118%	347%	124%	118%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as, additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.46%	1.25%	1.28%	1.27%	1.21%
Ratio of investment income to average net assets	3.41%	3.42%	3.56%	3.16%	3.80%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

42 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.61	$8.69	$8.40	$8.13	$8.56
Income (loss) from investment operations:
Net investment income(1)	0.31	0.32	0.32	0.29	0.34
Net gain (loss) on securities (both realized and unrealized)	(0.77)	—	0.32	0.30	(0.43)
Total from investment operations	(0.46)	0.32	0.64	0.59	(0.09)
Less distributions (note 7):
Dividends from net investment income	(0.34)	(0.36)	(0.35)	(0.32)	(0.34)
Distributions from capital gains	—	(0.04)	—	—	––
Total distributions	(0.34)	(0.40)	(0.35)	(0.32)	(0.34)
Net asset value, end of period	$7.81	$8.61	$8.69	$8.40	$8.13
Total return	(5.30)%	3.77%	7.82%	7.37%	(1.09)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$63,845	$120,120	$136,978	$123,094	$109,939
Ratio of expenses to average net assets	1.00%	0.98%	1.01%	1.00%	0.94%
Ratio of net investment income to average net assets	3.86%	3.71%	3.81%	3.44%	4.08%
Portfolio turnover rate	9%	118%	347%	124%	118%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as, additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.18%	0.98%	1.01%	1.00%	0.94%
Ratio of investment income to average net assets	3.67%	3.71%	3.81%	3.44%	4.08%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

43 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$46.98	$51.86	$50.62	$40.84	$52.38
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.08)	(0.48)	(0.29)	(0.17)	(0.24)
Net gain (loss) on securities (both realized and unrealized)	(6.97)	10.56	3.94	14.50	(5.27)
Total from investment operations	(7.05)	10.08	3.65	14.33	(5.51)
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	––
Distributions from capital gains	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Total distributions	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Net asset value, end of period	$36.22	$46.98	$51.86	$50.62	$40.84
Total return (not reflecting sales charge)	(15.25)%	21.53%	7.39%	35.47%	(11.35)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$65,619	$86,364	$76,508	$94,879	$75,438
Ratio of expenses to average net assets	1.67%	1.49%	1.54%	1.49%	1.41%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.88)%	(0.63)%	(0.35)%	(0.45)%
Portfolio turnover rate	102%	99%	69%	88%	123%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$31.15	$39.10	$39.00	$32.49	$43.26
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.27)	(0.65)	(0.47)	(0.41)	(0.50)
Net gain (loss) on securities (both realized and unrealized)	(4.54)	7.66	2.98	11.47	(4.24)
Total from investment operations	(4.81)	7.01	2.51	11.06	(4.74)
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	––
Distributions from capital gains	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Total distributions	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Net asset value, end of period	$22.63	$31.15	$39.10	$39.00	$32.49
Total return (not reflecting CDSC)	(15.81)%	20.64%	6.67%	34.51%	(11.96)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$4,539	$14,321	$23,795	$36,697	$40,453
Ratio of expenses to average net assets	2.34%	2.19%	2.24%	2.20%	2.11%
Ratio of net investment income (loss) to average net assets	(0.97)%	(1.61)%	(1.34)%	(1.05)%	(1.17)%
Portfolio turnover rate	102%	99%	69%	88%	123%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

45 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$50.04	$54.36	$52.90	$42.49	$54.23
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.09)	(0.48)	(0.27)	(0.14)	(0.27)
Net gain (loss) on securities (both realized and unrealized)	(7.40)	11.12	4.14	15.10	(5.44)
Total from investment operations	(7.49)	10.64	3.87	14.96	(5.71)
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	––
Distributions from capital gains	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Total distributions	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Net asset value, end of period	$38.84	$50.04	$54.36	$52.90	$42.49
Total return	(15.19)%	21.56%	7.49%	35.57%	(11.33)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,293	$3,049	$3,285	$4,292	$6,687
Ratio of expenses to average net assets	1.60%	1.44%	1.47%	1.43%	1.35%
Ratio of net investment income (loss) to average net assets	(0.19)%	(0.84)%	(0.55)%	(0.27)%	(0.49)%
Portfolio turnover rate	102%	99%	69%	88%	123%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

46 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$53.42	$57.00	$55.24	$44.11	$55.91
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	(0.37)	(0.17)	(0.02)	(0.10)
Net gain (loss) on securities (both realized and unrealized)	(7.93)	11.75	4.34	15.70	(5.67)
Total from investment operations	(7.89)	11.38	4.17	15.68	(5.77)
Less distributions (note 7):
Dividends from net investment income	—	—	—	—	––
Distributions from capital gains	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Total distributions	(3.71)	(14.96)	(2.41)	(4.55)	(6.03)
Net asset value, end of period	$41.82	$53.42	$57.00	$55.24	$44.11
Total return	(14.98)%	21.88%	7.71%	35.90%	(11.09)%
Ratios/supplemental data
Net assets, end of period (in thousands)	$59,173	$105,557	$126,001	$179,349	$176,998
Ratio of expenses to average net assets	1.36%	1.19%	1.23%	1.20%	1.11%
Ratio of net investment income (loss) to average net assets	0.09%	(0.60)%	(0.33)%	(0.05)%	(0.18)%
Portfolio turnover rate	102%	99%	69%	88%	123%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

47 | Aquila Funds Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Funds Trust (“AFT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AFT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

48 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1)

and Officers

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

49 | Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	3	Formerly Trustee, American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021; Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

50 | Aquila Funds Trust

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Pedro V. Marcal New York, NY (1966)	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021; Founder and Owner of Maccabee, LLC, 2012 to September 2021; Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. 2018-2019; mutual fund global and international portfolio manager at Fred Alger Management, Inc. 2013-2018; portfolio manager at Allianz Global Investors 1994-2012.

John P. McPeake New York, NY (1964)	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021; senior analyst at Rosenblatt Securities March 2021 to September 2021; technology, media and telecom analyst at 7Park Data from January 2020 to March 2021; global technology analyst at Foresters Investment Management Co. 2018-2019; global technology portfolio manager at Devi Asset Management 2015-2018; global senior technology analyst at Fred Alger Management 2007-2015.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

David M. Schiffman New York, NY (1964)	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021; Chief Investment Officer and Senior Portfolio Manager of The Terra Group 2020 to September 2021; Director of Insurance Investing at Foresters Investment Management Co. 2017- 2019; senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management 2011-2017; risk manager and senior compliance officer at UBS International 2005-2011; director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ 2000-2005; portfolio manager at GRE Insurance Group 1996-1999.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Steven Yang New York, NY (1974)	Assistant Vice President of Aquila Funds Trust since October 2021	Assistant Vice President and Equity/Fixed Income Fundamental Analyst, Aquila Funds Trust since October 2021; Vice President, Industrials Sector Specialist, ICR, Inc.; February 2021 – September, 2021; Industrials & Healthcare Research Analyst, 7Park Data, December 2019 – February 2021; Vice President of Finance, Avara / TriRx Active Pharmaceutical Services, June 2018 – June 2020; Equity Research Analyst, Schroders Investment Management, September 2016 – December 2017; Vice President, Investments, Fred Alger Management Inc., February 2005 – August 2016; Decision Planning Analyst, Stanford University Medical Center, December 2001- January 2005.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

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Aquila High Income Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 9, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 9, 2022, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered the Manager’s personnel who provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s portfolio managers, Messrs. David Schiffman and Pedro Marcal, and the other members of the portfolio management team, Messrs. John McPeake and Steven Yang. They also considered the investments made by the Manager in order to assume the day-to-day investment management of the Fund’s portfolio on October 1, 2021.

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The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the High Yield Bond category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Total Return Index Value Unhedged.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the one, three and five-year periods ended June 30, 2022, but lower than the average total return of the funds in the Morningstar Category for the ten-year period ended June 30, 2022. They noted that the Fund’s return for each of the one and three-year periods and six months ended June 30, 2022 was in the first quintile and that its average annual return for the five-year period ended June 30, 2022 was in the third quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund’s average annual total return was better than the average annual total return of the benchmark index for the one and three-year periods ended June 30 2022, but below the average annual total return of the benchmark index for the five and ten-year periods ended June 30, 2022. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 was lower than both the average total return of the funds in the Morningstar Category and the total return of its benchmark index for 2021. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees considered that the Fund’s portfolio management team had assumed the day-to-day management of the Fund on October 1, 2021. They also considered the changes made by the Fund’s new portfolio management team to the Fund’s portfolio since October 1, 2021.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 20 funds in the Fund’s expense group (the

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“Expense Group”), as selected by the independent consultant (the Fund and 19 other High Yield Bond funds categorized by Morningstar, Inc. with portfolio assets ranging between $94 million and $391 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the fifth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was below the average contractual advisory fee of the funds in the Morningstar Category (at the Fund’s current asset level and up to $5 billion in assets), but above the median contractual advisory fee of the funds in the Morningstar Category (at all asset levels).

The Trustees considered that the Fund’s net total expenses for the most recent fiscal year were in the fifth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees noted that the Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.20% for Class A Shares, 2.00% for Class C Shares, 0.93% for Class F Shares, 1.30% for Class I shares and 1.00% for Class Y Shares. These expense limitations are in effect until June 30, 2023. Prior to June 30, 2023, the arrangement may not be terminated without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for those funds were lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the

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Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees concluded that the profitability of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to cap Fund expenses. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Aquila Opportunity Growth Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met via video conference on August 25, 2022 and in person on September 9, 2022 to review and discuss the contract review materials that were provided in advance of the August 25, 2022 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the performance and other information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 9, 2022, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2023. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered the Manager’s personnel who provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s portfolio managers, Messrs. Pedro Marcal and John McPeake, and the other members of the portfolio management team, Messrs. David Schiffman and Steven Yang. They also considered the investments made by the Manager in order to assume the day-to-day investment management of the Fund’s portfolio on October 1, 2021.

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The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in Mid-Cap Blend category as assigned by Morningstar, Inc. (the “Morningstar Category”); and
•	the Fund’s benchmark index, the Russell Mid-Cap Index (which was changed from the Russell 3000 Index, effective January 1, 2020).

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Morningstar Category for the one and ten-year periods ended June 30, 2022, but lower than the average annual total return of the funds in the Morningstar Category for the three and five-year periods ended June 30, 2022. They noted that the Fund’s return for the six months ended June 30, 2022 was in the third quintile, its annual return for the one-year period ended June 30, 2022 was in the second quintile, its average annual return for the three-year period ended June 30, 2022 was in the fifth quintile, and its average annual return for the five-year period was in the fourth quintile, in each case relative to the funds in the Morningstar Category for the same periods. (Each quintile represents one-fifth of the peer group and first quintile is most favorable to the Fund’s shareholders.) The Trustees further considered that the Fund outperformed the Fund’s benchmark index for the one-year period ended June 30, 2022, while underperforming the Fund’s benchmark index for the three, five and ten-year periods ended June 30, 2022. The Trustees further noted, as reflected in the Consultant’s Report, that the Fund’s total return for 2021 was lower than both the average total return of the funds in the Morningstar Category and the total return of its benchmark index for 2021. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

The Trustees considered that the Fund’s portfolio management team had assumed the day-to-day management of the Fund on October 1, 2021. They also considered the changes made by the Fund’s new portfolio management team to the Fund’s portfolio since October 1, 2021.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

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Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for the 19 funds in the Fund’s expense group (the “Expense Group”), as selected by the independent consultant (the Fund and 18 other Mid-Cap Blend funds categorized by Morningstar, Inc. with portfolio assets ranging between $61 million and $817 million). Only front-end load and retail no-load funds were considered for inclusion in the Expense Group. The Trustees also compared the Fund’s advisory fees and expenses to advisory fee data for the Fund’s Morningstar Category (as defined above). Certain of the peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareholders.

The Trustees considered that the Fund’s net management fee for its most recent fiscal year was in the fourth quintile relative to the management fees paid by the other funds in its Expense Group for the comparable period (after giving effect to fee waivers in effect for those funds). They also considered that the Fund’s contractual advisory fee was equal to the average contractual advisory fee of the funds in the Morningstar Category at the Fund’s current asset level and lower than the average contractual advisory fee of the funds in the Expense Group at assets in excess of $200 million in assets, but higher than the median contractual advisory fee of the funds in the Morningstar Category (at all asset levels).

The Trustees considered that the Fund’s net total expenses (for Class A Shares) for the most recent fiscal year were in the fifth quintile relative to the net total expenses of the other funds in its Expense Group for the comparable period (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for those funds were slightly lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees concluded that the profitability

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of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager had waived a portion of its fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that the Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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AQUILA HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/22	Ending(1) Account Value 12/31/22	Expenses(2) Paid During Period 7/01/22 – 12/31/22	Ending Account Value 12/31/22	Expenses(2) Paid During Period 7/01/22 – 12/31/22	Net Annualized Expense Ratio
A	$1,000	$1,049.20	$ 5.53	$1,019.81	$ 5.45	1.07%
C	$1,000	$1,046.20	$ 9.70	$1,015.73	$ 9.55	1.88%
I	$1,000	$1,048.50	$ 6.04	$1,019.31	$ 5.96	1.17%
Y	$1,000	$1,050.10	$ 4.55	$1,020.77	$ 4.48	0.88%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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AQUILA OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/22	Ending(1) Account Value 12/31/22	Expenses(2) Paid During Period 7/01/22 – 12/31/22	Ending Account Value 12/31/22	Expenses(2) Paid During Period 7/01/22 – 12/31/22	Net Annualized Expense Ratio
A	$1,000	$1,055.10	$ 9.06	$1,016.38	$ 8.89	1.75%
C	$1,000	$1,051.60	$12.62	$1,012.91	$12.38	2.44%
I	$1,000	$1,055.40	$ 8.76	$1,016.69	$ 8.59	1.69%
Y	$1,000	$1,056.80	$ 7.52	$1,017.90	$ 7.37	1.45%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

64 | Aquila Funds Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30, 2022 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the calendar year ended December 31, 2022, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Ordinary Income	Long-Term Capital Gains
Aquila High Income Fund	100%	—
Aquila Opportunity Growth Fund	13%	87%

Prior to February 15, 2023, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2022 calendar year.

65 | Aquila Funds Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Pedro V. Marcal, Vice President

John P. McPeake, Vice President

David M. Schiffman, Vice President

Steven Yang, Assistant Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AFTAR-0223

ITEM 2.   CODE OF ETHICS.

(a)   As of December 31, 2022, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended

(c)   N/A

(d)   N/A

(f)(2)   The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O'Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O'Flaherty are both “independent”' as such term is defined in Form N-CSR/A.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2021	2022
AHIF	$16,300	$16,700
AOGF	$23,200	$24,200

(b)   Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)   Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2021	2022
AHIF	$3,500	$3,500
AOGF	$3,500	$3,500

(d)   All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)   Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)   None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)   No applicable.

(g)   There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)   Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)   Schedule I - Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR/A, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 24, 2023

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March 24, 2023

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March 24, 2023